[PHOTO OMITTED]

The
Gabelli
Equity
Income
Fund

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 1997

                         The Gabelli Equity Income Fund
                              One Corporate Center
                            Rye, New York 10580-1434

                            Annual Report -- 1997(c)

To Our Shareholders:

      In the third quarter of 1997, buoyed by low inflation, solid corporate earnings, and ongoing merger and acquisition activity, stocks posted solid gains. In the process, the market overcame global currency instability and attendant concerns regarding the earnings prospects for multi-national consumer staple companies like Coca-Cola, Gillette and Proctor and Gamble. As demonstrated by the Fund's outstanding returns, stock pickers like us were more than adequately rewarded for our efforts.

INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------

                                                    Calendar Quarter
                                       ------------------------------------
                                         1st      2nd       3rd      4th      Year
1997: Net Asset Value................  $14.27   $16.03    $17.39     --       --
      Total Return...................    1.2%    12.7%     8.8%      --       --
--------------------------------------------------------------------------------------
1996: Net Asset Value................  $13.47   $13.54    $13.81    $14.16   $14.16
      Total Return...................    5.5%     1.0%      2.5%      8.0%    17.9%
--------------------------------------------------------------------------------------
1995: Net Asset Value................  $11.56   $11.99    $12.65    $12.84   $12.84
      Total Return...................    8.5%     4.3%      6.1%      6.9%    28.3%
--------------------------------------------------------------------------------------
1994: Net Asset Value................  $11.26   $11.08    $11.54    $10.72   $10.72
      Total Return...................   (2.2)%   (0.8)%     4.9%     (0.7)%    1.1%
--------------------------------------------------------------------------------------
1993: Net Asset Value................  $11.35   $11.72    $12.15     $11.57  $11.57
      Total Return...................    7.4%     3.8%      4.2%       1.5%   17.9%
--------------------------------------------------------------------------------------
1992: Net Asset Value................  $10.19   $10.36    $10.40    $10.64   $10.64
      Total Return...................    2.4%(b)  2.3%      1.1%      3.7%     9.8%(b)
--------------------------------------------------------------------------------------

---------------------------------------------------
  Average Annual Returns - September 30, 1997 (a)
  -----------------------------------------------

  1 Year.............................      34.0%
  5 Year.............................      18.3%
  Life of Fund (b)...................      16.9%

---------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on January 2, 1992. (c) The Fund's fiscal year ends September 30, 1997.
--------------------------------------------------------------------------------

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
              THE GABELLI EQUITY INCOME FUND AND THE S&P 500 INDEX

                              [LINE CHART OMITTED]

Investment Performance

      For the quarter ended September 30, 1997, The Gabelli Equity Income Fund's net asset value increased 8.8% to $17.39 after adjusting for the $0.05 per share dividend paid on September 30, 1997. The Lipper Analytical Services Equity Income Fund Index and Standard & Poor's (S&P) 500 Index had returns of 8.5% and 7.5%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund is up 24.1% year-to-date. The Lipper Equity Income Fund Index and S&P 500 rose 24.6% and 29.6%, respectively, over the same nine month period.

      For the five-year period ended September 30, 1997, the Fund's return averaged 18.3% annually, versus average annual returns of 17.6% and 20.8% for the Lipper Equity Income Fund Index and S&P 500, respectively. Since inception on January 2, 1992 through September 30, 1997, the Fund has a total return of 145.5%, which equates to an average annual return of 16.9%. The Dividend History chart details each dividend paid by the Fund since inception.

               ---------------------------------------------
                             Dividend History
               ---------------------------------------------
                                     Rate       Reinvestment
                                     ----       ------------
               Payment (ex) Date   Per Share       Price
               -----------------   ---------       -----
               September 30, 1997    $0.05        $17.39
               June  30, 1997        $0.05        $16.03
               March  31, 1997       $0.06        $14.27
              ----------------------------------------------
               December 27, 1996     $0.76        $14.28
               September 30, 1996    $0.07        $13.81
               June 28, 1996         $0.06        $13.54
               March  31, 1996       $0.07        $13.47
              ----------------------------------------------
               December 29, 1995     $0.68        $12.84
               September 29,1995     $0.07        $12.65
               June 30, 1995         $0.07        $11.99
               March 31, 1995        $0.07        $11.56
              ----------------------------------------------
               December 30, 1994     $0.74        $10.72
               September 30, 1994    $0.08        $11.54
               June 30, 1994         $0.09        $11.08
               March 31, 1994        $0.06        $11.26
              ----------------------------------------------
               December 31, 1993     $0.76        $11.57
               September 30, 1993    $0.06        $12.15
               June 30, 1993         $0.06        $11.72
               March 31, 1993        $0.08        $11.35
              ----------------------------------------------
               December 31, 1992     $0.15        $10.64
               September 30, 1992    $0.07        $10.40
               June 30, 1992         $0.06        $10.36
               March 31, 1992        $0.05        $10.19
               =============================================

What We Do

      The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last five years at The Gabelli Equity Income Fund and for over 20 years at The Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

                                [GRAPHIC OMITTED]

      Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

      Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

Energy

      An important component of our portfolio is invested in energy-related oil stocks. Demand from the mid-1980s to 1995 increased slowly, on average about 1.5% per year. The growth rate is expected to rise to 2.5% to 3% per year due mainly to increased worldwide economic activity. Incrementally, this means the current consumption base of 70 million barrels per day (b/d) could reach approximately 80 million b/d by the year 2000.

Consumption-million b/d                  1992        1995        1996      2000E
-----------------------                  ----        ----        ----      -----
 North America                           18.0        18.6        19.1      21.0
 Europe                                  15.0        15.3        15.6      16.5
 Japan, Australia, New Zealand            6.3         6.7         6.7       7.5
                                         ----        ----        ----      ----
 Sub-total                               39.3        40.6        41.4      45.0

 China                                    2.7         3.4         3.6       5.0
 Mexico, Central and South  America       5.3         5.7         5.9       7.0
 Asia, excluding Japan                    6.3         7.8         8.4      11.0
 Middle East and Africa                   5.6         6.2         6.3       7.0

 Former Soviet Union                      6.9         4.3         4.0       5.0
                                         ----        ----        ----      ----
 Total                                   66.1        68.0        69.6      80.0

Sources: BP Statistical Review; Gabelli & Company, Inc. estimates.

Commentary

Deal Activity Surfaces Value

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued strong activity in mergers and acquisitions is providing a tailwind to the outstanding performance of the Fund this year. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

                              1997 Completed Deals

Fund Holding                              1997 Closing Date    1997 % Return (a)
------------                              -----------------    -----------------
International Family Entertainment Inc.       9/5                   125.4%
Rykoff-Sexton Inc.                            7/3                    54.3%
Tambrands Inc                                 7/22                   22.0%
NYNEX Corp.                                   8/15                   20.5%
Conrail Inc.                                  6/2                    15.4%

The Economy and the Stock Market: "Bear Watch"

      In view of still favorable economic and investment demographic trends, the Dow Jones Industrial Average is fairly, if not fully, valued at around 8,000. We do not see many rampant excesses in the current market, but the margin of safety is razor thin. As the doctors in charge of your financial health, we are always looking for things that may cause investor indigestion. Accordingly, we are keeping a close watch on the following developments that may cause us to change our economic and market diagnoses.

(a) Represents changes in share price and dividends paid from December 31, 1996, through the closing date.

Inflation Watch

      In 1981-82, then President Reagan dealt a knockdown blow to labor by breaking the air traffic controllers strike. The settlement in the recent UPS strike may indicate labor is finally getting up off the canvas. Labor represents about two-thirds of U.S. industries' total costs. If labor is making a comeback, we may see more inflation than the consensus expects.

Profit Taking

      Wall Street was soundly in favor of a reduction in the capital gains tax rate. Long term, it is a positive for stocks. However, shorter term, it may entice investors to take some profits. Increased profit taking could temporarily alter the very favorable supply and demand profile stocks have enjoyed for the last several years.

Currency Turmoil - ASEAN Flu

      Thus far, the currency crises in Thailand, the Philippines, Malaysia, and Singapore have not spread to the Hong Kong dollar, which is the most stable and critical currency in the region. The same is true in Latin America, where the recent run on the Brazilian real has failed to upset the Mexican peso. If this currency virus were to spread further, worldwide stock markets would likely experience some vertigo.

Stormy Weather

      On the food front, El Nino, the unusual weather pattern that threatens warm, wet weather throughout the U.S. may play havoc with commodities prices. A late planting season in the Midwest could send food prices higher. A warm winter throughout the Northern states could send fuel prices lower while oil continues to be in short term imbalance on the supply side. This could impact earnings patterns for companies in a range of industry groups.

      Having listed some of the things that could disrupt a still favorable backdrop for the economy and stock market, let us acknowledge the positives. Inflation remains restrained. With a historically large spread between inflation and interest rates along the yield curve, rates could trend down from current levels. Corporate earnings should grow by 8% to 9% in 1998. We do not believe price/earnings multiples are likely to expand substantially in the year ahead, but earnings progress could push the stock market higher. Specific to the Fund, which owns many smaller companies in attractive niche businesses, the lower capital gains tax rate should help promote even more deal activity in smaller firms since family managements will be able to keep more of the proceeds from any such transactions.

The Cars

      Everyone knows the bearish view on the domestic auto makers. The economic expansion is long of tooth, foreshadowing earnings deceleration for cyclical industries like the autos. The strong dollar versus the Japanese yen is eroding pricing advantages and shrinking market share. Increased incentives are pinching profit margins. Finally, there is still excess worldwide capacity in the auto industry.

      We believe the short term bad news is offset by much better than expected long term prospects. Going forward, we are not likely to experience the kind of boom and bust cycles that have traditionally punished cyclical companies during economic downturns. The auto makers are much more efficiently run today. To wit, a tougher stance with the unions and outsourcing of parts manufacturing has reduced inventory and assembly costs considerably. The "Big Three" are in the pink financially, with enormous "war chests" to cushion themselves from an industry slowdown and allow them to support stock prices through dividend increases and share repurchase programs. Additionally, they are becoming more focused by shedding unrelated assets.

      We concede that demand, margins and operating earnings may slacken in the year ahead. Longer term, however, we believe the auto makers will surprise on the upside. We believe General Motors (GM - $66.9375 - NYSE) is the best investment vehicle. GM can make more progress on the cost cutting front than Ford (F - $45.125 - NYSE) or Chrysler (C - $36.8125 - NYSE). It recently introduced a series of new models which should help it preserve if not gain market share. GM sold EDS to finance under-funded pension liabilities and is in the process of selling subsidiary Hughes' defense electronics business to Raytheon (RTN - $59.125 - NYSE). It will likely spin-off its promising DirecTV division to shareholders. GM has a big pile of cash it can use to either raise its dividend or preferably, repurchase shares to leverage earnings. GM stock is trading at a price/earnings multiple which fully discounts the bad news and does not reflect the positive changes in the industry and within the company itself.

The Auto After-market: Coming Together

      The auto after-market industry has suffered in recent years as it worked off an extended inventory glut resulting from the elimination of middlemen in the distribution system. Today, that excess inventory is largely history. Parts retailers like Genuine Parts (GPC - $30.8125 - NYSE) have restructured operations. They are entering a period of very easy earnings comparisons. They do relatively little foreign business, so they are not subject to the vicissitudes of currency swings. Finally, they are much less cyclical than most industrial companies. Yet, they trade at big price/earnings and price/cash flow discounts to the market. Investors have largely overlooked this industry group. If earnings come in as strong as we anticipate, it should attract investor attention.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Express Co. (AXP - $81.875 - NYSE), founded in 1850, is a diversified travel and financial services company operating in 160 countries around the world. The company is best known for its American Express charge card and its travel-related services. Minneapolis-based American Express Financial Advisors (formerly IDS Financial Services) sells financial products ranging from mutual funds to annuities. Harvey Golub, Chairman and CEO, has refocused AXP on its core charge card and investment management businesses. The company has significantly expanded the range of merchants who welcome its cards and is slowly gaining market share. Management's objective is virtual parity with bankcard networks. American Express has joined forces with Microsoft to start an online corporate travel service. As evidenced by a 15% increase in per share earnings in 1996, we believe that American Express has been repositioned to enjoy double digit earnings growth over the balance of this decade.

BCE Inc. (BCE - $29.875 - NYSE), the holding company for Bell Canada, is Canada's largest telecommunications company. BCE has controlling interests in Northern Telecom (NT - $103.9375 - NYSE) and BCEMobile Communications (BCX - $34.6488 - TSE). There are substantial values in BCE. For example, "behind" each share of BCE there are 0.2 shares of Northern Telecom. This NT interest, marked to market, is worth over $20 per BCE share. The company is a possible candidate for break-up. In the interim, The Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

British Petroleum Co. plc (BP - $90.8125 - NYSE), with an equity market capitalization exceeding $85 billion, is one of the world's largest integrated oil companies. Production, which rose 5% during 1996 to over 1.5 million barrels of oil equivalent (BOE) per day, is slated to rise 5% per year to reach 1.8 million BOE per day by the year 2000 as new projects come on line. The company, like other major oil producers and refiners, has embarked on a major, $1.5 billion cost-cutting program. As an example, lifting costs in 1996 were reduced by 20 cents to $2.40 per BOE. Finding costs also were reduced by 20 cents to $1.30 per BOE. Sizable cost savings are expected to result from the joint venture in European refining and marketing formed with Mobil. BP is a substantial cash flow generator, a portion of which has been used to reduce debt.

Chevron Corp. (CHV - $83.1875 - NYSE) is the third largest U.S. natural gas producer and is one of the nation's largest crude oil refiners and marketers of petroleum products. Chevron is the largest supplier of California's mandated reformulated gasolines. Worldwide production is more than one million barrels of oil and 2.45 billion cubic feet of natural gas per day. Through its 50% interest in Caltex Petroleum, Chevron is benefiting from increasing energy consumption in Southeast Asia. The company's worldwide capital and exploratory expenditures are slated to reach almost $5 billion in 1997, including overseas exploration and development projects in Kazakstan (building a pipeline linking the giant Tengiz oil field to the Black Sea ports) and the North Sea.

Deere & Co. (DE - $53.75 - NYSE) is the world's largest manufacturer of farm equipment. The company's products include tractors and planting, harvesting and crop handling equipment. With the U.S. government no longer restricting plantings, additional acreage is likely to be cultivated by the nation's farmers. Weather permitting, bountiful harvests are likely in 1997, so farm incomes should show substantial increases. Global demand for U.S. wheat and other crops should further boost farm income. Long term prospects for farm equipment manufacturers like Deere are enhanced as incomes, diets and standards of living improve overseas. Deere makes industrial equipment used in the construction and forestry industries and a range of consumer products, including lawn and garden tractors and outdoor power equipment. International sales account for one-quarter of Deere's revenues.

Eastern Enterprises (EFU - $37.3125 - NYSE) owns and operates Boston Gas Co., New England's largest distributor of natural gas, serving 525,000 residential, commercial and industrial customers. The company also owns and operates Midland Enterprises, the leading U.S. dry-cargo, inland waterways barge operator with a fleet of 2,430 barges and 87 tug boats. Midland, headquartered in Cincinnati, provides low cost marine transportation to much of the country's major industrial and agricultural regions. Our interest in Eastern Enterprises stems from management's direction under Woody Ives and from the prospect that the company's strong balance sheet will be used to make attractive strategic commitments. The dividend, recently increased to an annual rate of $1.60 per share, provides an appealing yield approaching 4.3% for this cash rich company.

Exxon Corp. (XON - $64.0625 - NYSE), with an equity market value exceeding $150 billion, is the world's largest publicly owned integrated oil company. The company produces 1.6 million barrels of crude oil and 6.6 billion cubic feet of natural gas per day, roughly half of which comes from overseas reserves. Production is being ramped up 2% to 3% each year. Major, promising projects are under way in Africa, Russia and Indonesia. Profitability has been sustained by management's success in cutting approximately $1 billion from overhead in each of the last few years. Dividends have been paid since 1882 and have increased annually since 1983.

Rhone-Poulenc Rorer Inc. (RPR - $96.6875 - NYSE) announced that its majority shareholder, Rhone-Poulenc SA, made a $4.5 billion ($97 per share) bid to acquire the 31.7% stake of Rhone-Poulenc Rorer that it does not already own. Rhone-Poulenc also said it will combine its chemicals and fibers and polymers activities into an independent company that will be floated on the stock market in 1998. The plan is the latest in a series of restructurings that have transformed the global chemical and pharmaceutical industries during the decade. Driven by a desire to break up conglomerates, most large groups that once included both chemicals and pharmaceutical businesses have opted to focus on one activity or the other.

Southwest Gas Corp. (SWX - $19.625 - NYSE) is a natural gas utility based in Las Vegas, providing natural gas service to approximately 1.1 million residential, commercial and industrial customers in the fastest growing regions of the United States - Arizona, Nevada and parts of northern and southern California. The company added 63,000 customers during 1996, which was another record breaking year. A settlement with Arizona regulators granting the gas utility an increase of over $30 million in base rates is expected to impact cash flow and earnings starting in the fourth quarter.

Texaco Inc. (TX - $61.4375 - NYSE) is a major integrated international oil company. 50%-owned Caltex (Chevron holds the other 50%) concentrates on refining and marketing in the Pacific Rim, where standards of living and economies are advancing rapidly. Texaco is buying Monterey Reserves for $1.1 billion plus assumption of roughly $300 million of Monterey debt. This transaction materially enhances Texaco's California heavy oil operations. An international group that includes Texaco has discovered oil in the South China Sea. 1997 looks to be a record year for Texaco in the generation of cash flow and earnings.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Equity Income Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

No Load - Effective August 12, 1996

      Effective August 12, 1996, the Fund no longer imposes a front-end sales charge. All purchases made after August 12, 1996 are no load, that is, without a sales charge.

Gabelli U.S. Treasury Money Market Fund

      Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      Little has changed in the favorable economic backdrop for stocks. That does not necessarily mean there are not potential problems that could upset the market apple cart. Barring any unexpected economic dilemmas, stocks should continue to deliver respectable returns. More important, in our view, the market is broadening and investors once again appear to be focusing on fundamental value. Already, strong deal activity is gaining momentum. The capital gains tax cut should encourage smaller niche companies' "urge to merge" in the year ahead.

      We close ever mindful of the potholes that will invariably challenge equities investors, but remain confident the Fund's portfolio is well-positioned to endure the long investment journey to your financial success.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABEX. Please call us during the business day for further information.

      As always, we thank you for your confidence in our investment abilities and will strive to preserve the assets you have entrusted to us.

                                   Sincerely,


         /s/ Mario J. Gabelli                 /s/ James Foung

         Mario J. Gabelli, CFA                James Foung, CFA
         Portfolio Manager and                Associate Portfolio Manager
         Chief Investment Officer

October 25, 1997

--------------------------------------------------------------------------------
                                Top Ten Holdings
                               September 30, 1997
                               ------------------

Rhone-Poulenc Rorer Inc.                           Eastern Enterprises
Exxon Corp.                                        Texaco Inc.
Chevron Corp.                                      BCE Inc.
American Express Co.                               Southwest Gas Corp.
British Petroleum Co. plc                          Deere & Co.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Equity Income Fund
Portfolio of Investments -- September 30, 1997
================================================================================

                                                            Market
  Shares                                                     Value
  ------                                                     -----

          COMMON STOCKS -- 82.14%

          AEROSPACE -- 0.91%
  10,000  Boeing Co. .................................   $  544,375
   2,000  Rockwell International Corp. ...............      125,875
                                                         ----------
                                                            670,250
                                                         ----------

          AUTOMOTIVE -- 1.49%
   6,500  Ford Motor Co. .............................      294,125
  12,000  General Motors Corp. .......................      803,250
                                                         ----------
                                                          1,097,375
                                                         ----------

          AUTOMOTIVE: PARTS AND ACCESSORIES -- 1.52%
   2,500  Dana Corp. .................................      123,438
  20,000  GenCorp Inc. ...............................      568,750
  14,000  Genuine Parts Co. ..........................      431,375
                                                         ----------
                                                          1,123,563
                                                         ----------

          AVIATION: PARTS AND SERVICES -- 2.17%
  10,000  Barnes Group ...............................      283,125
   9,500  Curtiss-Wright Corp. .......................      735,062
   3,000  General Motors Corp., Cl. H ................      198,938
   1,000  Raytheon Co. ...............................       59,125
   4,000  United Technologies ........................      324,000
                                                         ----------
                                                          1,600,250
                                                         ----------

          BUSINESS SERVICES -- 1.67%
   2,000  Cognizant Corp. ............................       81,500
   4,000  Dun & Bradstreet Corp. .....................      113,500
     300  Imation Corp.* .............................        8,006
   9,000  International Business Machines Corp. ......      953,438
   3,000  Landauer Inc. ..............................       75,000
                                                         ----------
                                                          1,231,444
                                                         ----------

          COMMUNICATIONS EQUIPMENT -- 0.10%
   1,000  Motorola Inc. ..............................       71,875
                                                         ----------

          CONSUMER PRODUCTS -- 5.09%
   4,000  Eastman Kodak Co. ..........................      259,750
  12,000  Fortune Brands Inc. ........................      404,250
  50,000  Gallaher Group plc, ADR* ...................      959,374
   6,001  General Cigar Holdings Inc.* ...............      173,277
  12,000  General Electric Co. .......................      816,750
   4,000  Gillette Co. ...............................      345,250
  15,000  National Presto Industries Inc. ............      630,938
   4,000  Philip Morris Companies Inc. ...............      166,250
                                                         ----------
                                                          3,755,839
                                                         ----------

          DIVERSIFIED INDUSTRIAL -- 2.72%
   9,137  GATX Corp. .................................      617,319
   7,500  Honeywell Inc. .............................      503,906
   4,000  Minnesota Mining & Manufacturing Co. .......      370,000
   1,000  Tenneco Inc. ...............................       47,875
  14,000  Thomas Industries Inc. .....................      420,000
   1,000  Trinity Industries Inc. ....................       48,250
                                                         ----------
                                                          2,007,350
                                                         ----------

          ENERGY-ELECTRIC -- 1.10%
  30,007  Citizens Utilities Co., Cl. B* .............      277,565
   1,000  FPL Group Inc. .............................       51,250
  32,000  Niagara Mohawk Power Corp.* ................      306,000
   8,000  PacifiCorp. ................................      179,000
                                                         ----------
                                                            813,815
                                                         ----------

          ENERGY-NATURAL GAS -- 9.66%
  19,000  Bay State Gas Co. ..........................      553,375
   2,000  Berkshire Gas Co. ..........................       33,000
  24,000  Colonial Gas Co. ...........................      592,500
  27,000  Commonwealth Energy System .................      729,000
  49,000  Eastern Enterprises ........................    1,828,312
  58,000  ENI SpA ....................................      366,089
   2,500  Essex County Gas Co. .......................       71,875
   6,000  Fall River Gas Co. .........................       81,750
   3,000  KeySpan Energy Corp. .......................      100,125
   4,000  Peoples Energy Corp. .......................      150,750
  72,000  Southwest Gas Corp. ........................    1,413,000
  20,000  Tejas Gas Corp.* ...........................    1,201,250
                                                         ----------
                                                          7,121,026
                                                         ----------

          ENERGY-OIL -- 17.48%
  13,000  Atlantic Richfield Co. .....................    1,110,688
  22,500  British Petroluem Co. plc, ADR .............    2,043,280
  15,000  Burlington Resources Inc ...................      769,688
  29,000  Chevron Corp. ..............................    2,412,437
   5,000  Elf Aquitaine SA ...........................      333,438
  46,000  Exxon Corp. ................................    2,946,874
  20,000  Halliburton Co. ............................    1,040,000
   8,000  Pennzoil Co. ...............................      637,500
  26,000  TexaCo. Inc. ...............................    1,597,375
                                                         ----------
                                                         12,891,280
                                                         ----------

          ENTERTAINMENT -- 0.33%
   2,000  PolyGram NV, ADR ...........................      114,875
   4,000  Viacom Inc., Cl. A* ........................      125,750
                                                         ----------
                                                            240,625
                                                         ----------

          EQUIPMENT AND SUPPLIES -- 5.58%
  15,000  Aeroquip-Vickers Inc. ......................      735,000
   4,800  Caterpillar Inc. ...........................      258,900
   2,000  Co.oper Industries Inc. ....................      108,125
  25,000  Deere & Co. ................................    1,343,750
  10,000  EG&G Inc. ..................................      206,875
  17,250  Ingersoll Rand Co. .........................      742,828
   1,500  Minerals Technologies Inc. .................       66,844
  14,000  Smith (A.O.) Corp., Cl. B ..................      554,750
   2,000  Union Carbide Corp. ........................       97,375
                                                         ----------
                                                          4,114,447
                                                         ----------

          FINANCIAL SERVICES -- 12.36%
  28,000  American Express Co. .......................   2,292,499
  29,000  Banco Santander SA, ADR ....................     946,125


    The accompanying notes are an integral part of the financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments (Continued) -- September 30, 1997
================================================================================

                                                            Market
  Shares                                                     Value
  ------                                                     -----

          COMMON STOCKS (Continued):
  10,000  BankAmerica Co. ............................   $   733,125
   3,000  Bankers Trust Co. ..........................       367,500
  25,000  Commerzbank AG, Sponsored ADR ..............       901,658
  16,000  Deutsche Bank AG, ADR. .....................     1,126,946
     500  Fidelity National Corp.* ...................         4,375
   3,000  Mellon Bank Corp. ..........................       164,250
  10,000  Morgan (J.P.) & Co. Inc. ...................     1,136,250
   3,000  Northern Trust Co. .........................       177,375
  12,000  SunTrust Banks Inc. ........................       815,250
   2,200  Transamerica Corp. .........................       218,900
   4,000  U.S. Trust Corp. ...........................       225,500
                                                         -----------
                                                           9,109,753
                                                         -----------
          FOOD AND BEVERAGE-- 0.79%
   4,000  Heinz (H.J.) Co. ...........................       184,750
   7,000  Kellogg Co. ................................       294,875
   2,000  Quaker Oats Co. ............................       100,750
                                                         -----------
                                                             580,375
                                                         -----------

          HEALTH CARE-- 6.52%
  10,000  Johnson & Johnson ..........................       576,250
  10,000  Pharmacia & Upjohn Inc. ....................       365,000
  40,000  Rhone-Poulenc Rorer Inc. ...................     3,867,500
                                                         -----------
                                                           4,808,750
                                                         -----------

          METALS AND MINING -- 0.88%
  17,000  Freeport-McMoRan Copper & Gold Inc., Cl. B .       489,812
   3,500  Freeport-McMoRan Inc. ......................       124,688
   1,000  Pioneer Group Inc. .........................        32,000
                                                         -----------
                                                             646,500
                                                         -----------

          PUBLISHING-- 0.82%
   3,000  Dow Jones & Co. Inc. .......................       140,250
   6,000  Harcourt General Inc. ......................       297,375
   2,000  McGraw-Hill Companies Inc. .................       135,375
   1,000  Readers Digest Association Inc., Cl. B .....        28,500
                                                         -----------
                                                             601,500
                                                         -----------

          REAL ESTATE -- 0.06%
   2,500  Griffin Land & Nurseries Inc.* .............        42,813
                                                         -----------

          RETAIL -- 0.38%
   5,000  Giant Food Inc., Cl. A. ....................       162,813
   2,000  Sears, Roebuck & Co. .......................       113,875
                                                         -----------
                                                             276,688
                                                         -----------

          SPECIALTY CHEMICALS -- 1.92%
   2,000  E.I. du Pont de Nemours and Co. ............       123,125
   5,000  Ferro Corp. ................................       190,938
  15,000  Grace (W.R.) & Co. .........................     1,104,375
                                                         -----------
                                                           1,418,438
                                                         -----------

          TELECOMMUNICATIONS-- 8.20%
   5,000  ALLTEL Corp. ...............................       172,500
  18,000  BC Telecom Inc. ............................       465,315
  50,000  BCE Inc. ...................................     1,493,749
   2,304  Bell Atlantic Corp. ........................       185,328
   2,000  British Telecommunications plc, ADR ........       133,250
   7,500  Cable & Wireless plc, ADR. .................       194,063
   1,000  Deutsche Telekom AG, Sponsored ADR .........        19,063
  27,000  GTE Corp. ..................................     1,225,124
  10,000  Hong Kong Telecommunications Ltd.,ADR ......       223,750
   1,000  SBC Communications Inc. ....................        61,375
  29,000  Southern New England Telecommunications
           Corp. .....................................     1,187,188
   3,500  Telecom Italia SpA, ADR ....................       234,938
   4,000  Telefonica de Espana, ADR ..................       376,500
   2,000  U S WEST Communications Group ..............        77,000
                                                         -----------
                                                           6,049,143
                                                         -----------

          WIRELESS COMMUNICATIONS -- 0.39%
  12,000  COMSAT Corp. ...............................       285,750
                                                         -----------
          TOTAL COMMON STOCKS ........................    60,558,849
                                                         -----------

          CONVERTIBLE PREFERRED STOCKS -- 2.68%

          BROADCASTING -- 0.20%
   2,500  Granite Broadcasting Corp. $1.938 Cv. Pfd...       150,000
                                                         -----------

          ENTERTAINMENT -- 0.03%
     500  Metromedia International Group Inc. ........        25,719
                                                         -----------

          EQUIPMENT AND SUPPLIES -- 0.70%
   2,500  Navistar International Corp.
            $6.00 Cv. Pfd. Ser. G ....................       151,250
   4,000  Sequa Corp. $5.00 Cv. Pfd. .................       362,000
                                                         -----------
                                                             513,250
                                                         -----------

          METALS AND MINING -- 0.19%
   5,000  Freeport-McMoRan Copper & Gold Inc.
             7.00% Cv. Pfd. ..........................       138,438
                                                         -----------

          PUBLISHING -- 0.15%
   2,000  Golden Books Family Entertainment Inc.
            8.75% Cv. Pfd. (a) .......................       111,250
                                                         -----------

          TELECOMMUNICATIONS -- 1.41%
  22,000  Sprint Corp. $2.6301 Cv. Pfd. ..............       827,749
   4,000  U S WEST Communications Group ..............       212,000
                                                         -----------
                                                           1,039,749
                                                         -----------

          TOTAL CONVERTIBLE
            PREFERRED STOCKS .........................     1,978,406
                                                         -----------

Principal
  Amount
  ------

          CONVERTIBLE CORPORATE BONDS -- 5.34%
          BUSINESS SERVICES -- 0.13%
$100,000  BBN Corp. Sub. Deb. Cv.
            6.00%, 04/01/12 ..........................        96,625
                                                         -----------

          CONSUMER PRODUCTS -- 0.81%
 700,000  Fieldcrest Cannon Inc. Sub. Deb. Cv.
            6.00%, 03/15/12 ..........................       595,000
                                                         -----------


    The accompanying notes are an integral part of the financial statements.

The Gabelli Equity Income Fund
Portfolio of Investments (Continued) -- September 30, 1997
================================================================================

Principal                                                   Market
  Amount                                                     Value
  ------                                                     -----

            CONVERTIBLE CORPORATE BONDS (Continued)

            CONSUMER SERVICES -- 1.65%
$  800,000  HSN Inc. Sub. Deb. Cv.
              5.875%, 03/01/06(a) .....................   $ 1,216,000
                                                          -----------

            ENERGY -- 0.27%
   100,000  Pennzoil Co. Sub. Deb. Cv.
              6.50%, 01/15/03 .........................       199,760
                                                          -----------

            ENTERTAINMENT -- 0.18%
   150,000  Savoy Pictures Entertainment Inc.
              Sub. Deb. Cv. 7.00%, 07/01/03 ...........       133,500
                                                          -----------

            EQUIPMENT AND SUPPLIES -- 0.56%
   398,000  Kollmorgen Corp. Sub. Deb. Cv.
              8.75%, 05/01/09 .........................       409,940
                                                          -----------

            HOTELS and GAMING -- 0.08%
    50,000  Hilton Hotels Corp. Sub. Deb. Cv.
              5.00%, 05/15/06 (a) .....................        58,875
                                                          -----------

            PUBLISHING -- 0.92%
   100,000  News America Holdings Inc. Sub.
              Deb. Cv. Zero Cpn., 03/31/02 ............        78,625
   600,000  Thomas Nelson Inc. Sub. Deb. Cv.
              5.75%, 11/30/99 (a) .....................       603,000
                                                          -----------
                                                              681,625
                                                          -----------

            RETAIL -- 0.47%
   400,000  General Host Corp. Sub. Deb. Cv.
              8.00%, 02/15/02 .........................       350,000
                                                          -----------

            TRANSPORTATION -- 0.27%
   200,000  Greyhound Lines Inc. Sub. Deb. Cv.
              8.50%, 03/31/07 .........................       197,000
                                                          -----------

            TOTAL CONVERTIBLE
              CORPORATE BONDS .........................     3,938,325
                                                          -----------

            U.S. GOVERNMENT OBLIGATIONS -- 9.86%
$7,300,000  U.S. Treasury Bills, 4.50% to 5.05%,
              due 10/16/97 to 11/20/97 ................     7,267,377
                                                          -----------

            Total U.S. GOVERNMENT
              OBLIGATIONS .............................     7,267,377
                                                          -----------

            Total INVESTMENTS -- 100.02%
              (Cost $49,295,818)+ .....................    73.742,957
                                                          -----------

            Other Assets and
              Liabilities (Net) -- (0.2%) .............       (12,741)
                                                          -----------

            NET ASSETS -- 100%
              (4,239,209 shares outstanding) ..........   $73,730,216
                                                          ===========

            Net Asset Value, Offering and
              Redemption Price Per Share ..............   $     17.39
                                                          ===========
            ---------------------------
            +For Federal tax purposes:
            Aggregate cost                                $49,500,409
                                                          ===========
            Gross unrealized appreciation                  24,380,476

            Gross unrealized depreciation                    (137,928)
                                                          -----------
            Net unrealized appreciation                   $24,242,548
                                                          ===========

----------------
(a) -- Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1997, the market value of rule 144A securities amounted to $1,930,250 or 2.62% of net assets.
*   -- Non-income producing security.
ADR -- American Depository Receipt.


    The accompanying notes are an integral part of the financial statements.

                         The Gabelli Equity Income Fund

Statement of Assets and Liabilities
September 30, 1997
================================================================================

Assets:
   Investments, at value (cost $49,295,818) ...................      $73,742,957
   Foreign cash, at value (cost $8,195) .......................            8,051
   Receivable for Fund shares sold ............................            7,600
   Receivable for investments sold ............................          161,544
   Dividends and interest receivable ..........................          164,882
                                                                     -----------
     Total assets .............................................       74,085,034
                                                                     -----------
Liabilities:
   Payable for investments purchased ..........................           68,340
   Payable to custodian .......................................          104,322
   Payable for investment advisory fees .......................           59,621
   Payable for distribution fees ..............................           29,953
   Payable for shareholder servicing fees .....................           23,240
   Payable for dividends ......................................           14,798
   Payable for audit fees .....................................           29,500
   Other accrued expenses .....................................           25,044
                                                                     -----------
     Total liabilities ........................................          354,818
                                                                     -----------
     Net Assets (applicable to 4,239,209
      shares outstanding) .....................................      $73,730,216
                                                                     ===========

     Net Asset Value, offering and
      redemption price per share ..............................      $     17.39
                                                                     ===========

Net Assets Consist of:
   Capital Stock, at par value ................................      $     4,239
   Additional paid-in capital .................................       42,373,323
   Accumulated undistributed
    net investment income .....................................          176,441
   Accumulated undistributed net realized gain on
    investments and foreign currency transactions .............        6,730,336
   Net unrealized appreciation on
    investments and assets and liabilities
    denominated in foreign currencies .........................       24,445,877
                                                                     -----------
     Net Assets ...............................................      $73,730,216
                                                                     ===========

Statement of Operations
For the Year Ended September 30, 1997
================================================================================

Investment Income:
   Dividends (net of foreign withholding tax
    of $40,284) ...............................................      $ 1,562,327
   Interest ...................................................          489,145
                                                                     -----------
     Total investment income ..................................        2,051,472
                                                                     -----------
Expenses:
   Investment advisory fees ...................................          640,070
   Distribution fees ..........................................          159,992
   Shareholder servicing fees .................................          132,215
   Directors' Fees ............................................           29,735
   Miscellaneous expenses .....................................          176,584
                                                                     -----------
     Total expenses ...........................................        1,138,596
                                                                     -----------

Net Investment Income .........................................          912,876
                                                                     -----------
Net Realized and Unrealized Gain on Investments:
   Net realized gain on investments,
    foreign currency transactions
    and futures contracts .....................................        7,289,794
   Net change in unrealized appreciation
    of investments ............................................       10,713,542
                                                                     -----------
     Net realized and unrealized gain on
      investments, foreign currency
      transactions and futures contracts ......................       18,003,336
                                                                     -----------
Net increase in net assets resulting from
   operations .................................................      $18,916,212
                                                                     ===========

Statement of Changes in Net Assets
================================================================================

                                                       Year Ended September 30,
                                                    ----------------------------
                                                         1997            1996
                                                    ----------------------------
Operations:
 Net investment income ...........................  $    912,876   $  1,117,055
 Net realized gain on investments ................     7,289,794      2,561,519
 Net change in unrealized appreciation
  of investments .................................    10,713,542      4,939,022
                                                    ------------   ------------
   Net increase in net assets resulting
    from operations ..............................    18,916,212      8,617,596
                                                    ------------   ------------
Distributions to shareholders from:
 Net investment income ...........................      (912,876)    (1,142,065)
 In excess of net investment income ..............        (6,607)       (27,356)
 Net realized gain on investments ................    (2,841,998)    (2,515,013)
                                                    ------------   ------------
 Total Distributions to Shareholders .............    (3,761,481)    (3,684,434)
                                                    ------------   ------------
 Share transactions -- net .......................     1,569,224     (2,732,464)
                                                    ------------   ------------
     Net increase in net assets ..................    16,723,955      2,200,698
Net Assets:
 Beginning of year ...............................    57,006,261     54,805,563
                                                    ------------   ------------
 End of year .....................................  $ 73,730,216   $ 57,006,261
                                                    ============   ============


                 See accompanying notes to financial statements.

The Gabelli Equity Income Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli Equity Income Fund (the "Fund") is a series of Gabelli Equity Series Funds, Inc. (the "Corporation"). The Corporation was incorporated in Maryland on July 25, 1991. Prior to January 2, 1992 (commencement of operations), the Fund had no operations other than the sale of 10,000 shares of common stock at $10.00 per share to Gabelli Funds, Inc., the Fund's adviser, on November 12, 1991. The Fund is an open-end, diversified management investment company and one of two separately managed portfolios of the Corporation. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("NASDAQ") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The Fund sold short futures contracts aggregating $21,222,375 and closed short futures contracts aggregating $21,356,910 during the year ended September 30, 1997. As of September 30, 1997, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Currency Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the

The Gabelli Equity Income Fund
Notes to Financial Statements (continued)
================================================================================

forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At September 30, 1997, the Fund had sold short the following forward foreign currency contract:

      Amount/Currency        Settlement Date    Value    Unrealized (Loss)
     ----------------        ---------------  ---------  -----------------
1,700,000 Hong Kong Dollars      2/26/98      $217,155       ($1,121)

Options. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the writer of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

During the year ended September 30, 1997, the Fund utilized put and call options to hedge the value of the Fund's portfolio. Transactions in options during the year ended September 30, 1997 were as follows:

                                                           Written call options:
                                                           ---------------------
                                                            Number of
                                                            Contracts  Premium
                                                            ------------------
Options outstanding at October 1, 1996...................       10     $ 5,094
Options written..........................................       --          --
Options purchased........................................       --          --
Options exercised........................................      (10)     (5,094)
                                                               ---      ------
Options outstanding at September 30, 1997................        0     $     0
                                                               ===     =======

Short-Sales. The Fund is authorized to engage in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or U.S. Government securities sufficient to cover its short position on a daily basis. At September 30, 1997, there were no short positions.

The Gabelli Equity Income Fund
Notes to Financial Statements (continued)
================================================================================

Securities Transactions and Investment Income. Security transactions are accounted for on the trade date with realized gain or loss on investments determined by using specific identification as the cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income and dividend and capital gain distributions to shareholders are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As of September 30, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

           Accumulated                         Accumulated Undistributed Net
        Undistributed Net                     Realized (Loss) on Investments
        Investment Income                    and Foreign Currency Transactions
        -----------------                    --------------------------------
            $210,404                                    ($294,555)

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs, and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

3. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the year ended September 30, 1997, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $159,992, or 0.25% of average net assets, the annual limitation under the Plan.

4. Portfolio Securities. Purchases and sales of securities for the year ended September 30, 1997, other than U.S. Government obligations, short-term securities and securities sold short, aggregated $25,848,916 and $33,496,802, respectively.

5. Transactions with Affiliates. During the year ended September 30, 1997, the Fund paid brokerage commissions, of $19,323 to Gabelli & Company, Inc. an affiliate of the adviser.

6. Capital Stock Transactions. Transactions in shares of common stock were as follows:

                                                            Year ended September 30,
                                              --------------------------------------------------
                                                        1997                     1996
                                              ------------------------   -----------------------
                                                Shares        Amount      Shares       Amount
                                              ----------   -----------   --------   ------------
Shares sold.................................     920,283   $13,914,893    303,716   $  4,038,336
Shares issued upon reinvestment of dividends     243,710     3,536,567    267,164      3,474,191
Shares redeemed.............................  (1,052,497)  (15,882,236)  (775,940)   (10,244,991)
                                              ----------   -----------   --------   ------------
  Net increase (decrease)...................     111,496   $ 1,569,224   (205,060)  $ (2,732,464)
                                              ==========   ===========   ========   ============

The Gabelli Equity Income Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each year:

                                                           For the Year Ended September 30,
                                                      -----------------------------------------------
                                                        1997      1996      1995      1994      1993
                                                        ----      ----      ----      ----      ----
Operating Performance:
Net asset value, beginning of year .................  $ 13.81   $ 12.65   $ 11.54   $ 12.15   $ 10.40
                                                      -------   -------   -------   -------   -------
Net investment income ..............................     0.22      0.28      0.29      0.30      0.29
Net realized and unrealized gain on investments ....     4.28      1.76      1.77      0.08      1.81
                                                      -------   -------   -------   -------   -------
Total income from investment operations ............     4.50      2.04      2.06      0.38      2.10
                                                      -------   -------   -------   -------   -------

Distributions:
Dividends from net investment income ...............    (0.22)    (0.28)    (0.29)    (0.31)    (0.29)
Distributions in excess of net investment income ...       --     (0.01)       --        --        --
Dividends from net realized gain on investments ....    (0.70)    (0.59)    (0.66)    (0.68)    (0.06)
                                                      -------   -------   -------   -------   -------
Total distributions ................................    (0.92)    (0.88)    (0.95)    (0.99)    (0.35)
                                                      -------   -------   -------   -------   -------
Net asset value, end of year .......................  $ 17.39   $ 13.81   $ 12.65   $ 11.54   $ 12.15
                                                      =======   =======   =======   =======   =======

Total Return (a) ...................................    34.00%    16.65%    19.24%     3.30%    20.50%
                                                      =======   =======   =======   =======   =======

Ratios to average net assets and supplemental data:
Net assets, end of year (in thousands) .............  $73,730   $57,006   $54,806   $50,191   $54,585
Ratio of operating expenses to average net assets ..     1.78%     1.93%     1.83%     1.81%     1.78%
Ratio of net investment income to average net assets     1.42%     1.99%     2.50%     2.58%     2.62%
Portfolio turnover rate ............................       43%       20%       30%       20%       76%
Average commission rate per share (b) ..............  $0.0464   $0.0480        --        --        --

----------
(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(b) For fiscal years beginning after September 1, 1995, the SEC requires the Fund to disclose of the average commission rate paid per share for purchases and sales of investment securities.

The Gabelli Equity Income Fund
Report of Ernst & Young LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Equity Income Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Equity Income Fund (a series of Gabelli Equity Series Funds, Inc.) as of September 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Equity Income Fund at September 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                             /s/ Ernst & Young LLP
New York, New York
November 15, 1997

--------------------------------------------------------------------------------

                   1997 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the fiscal year ended September 30, 1997, the Fund paid to shareholders ordinary income dividends (comprised of net investment income and short term capital gains) totalling $0.34 per share. Additionally, the $0.58 per share distribution of long term capital gains paid on December 27, 1996 was designated by the Board of Directors as a capital gain distribution. For fiscal year 1997, 70.59% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1997 which was derived from U.S. Treasury securities was 8.95%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Equity Income Fund did not meet this strict requirement in 1997. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.

--------------------------------------------------------------------------------

                        Gabelli Equity Series Funds, Inc.
                         The Gabelli Equity Income Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA
Chairman and Chief
Investment Officer
Gabelli Funds, Inc.

Anthony J. Colavita
Attorney-at-Law
Anthony J. Colavita, P.C.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

Karl Otto Pohl
Former President
Deutsche Bundesbank

Anthony R. Pustorino
Certified Public Accountant
Professor, Pace University

Felix J. Christiana
Former Senior
Vice President
Dollar Dry Dock Savings Bank

Vincent D. Enright
Senior Vice President and
Chief Financial Officer
KeySpan Energy Corp.

Robert J. Morrissey
Attorney-at-Law
Morrissey & Hawkins

Anthonie C. van Ekris
Managing Director
BALMAC International, Inc.

                                    Officers

Mario J. Gabelli, CFA
President and
Chief Investment Officer

Bruce N. Alpert
Vice President and Treasurer

James E. McKee
Secretary

James Foung, CFA
Associate Portfolio Manager

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom, LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------